UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025 (February 18, 2025)

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34186	03-0491827
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market
Series A Junior Preferred Stock Purchase Right, par value $0.001 per share	—	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Vanda Pharmaceuticals Inc. (the “Company”) awarded 2024 annual bonuses and approved 2025 annual base salaries and 2025 bonus target amounts for the Company’s named executive officers. Prior to approving the foregoing, the Compensation Committee reviewed an analysis of the Company’s executive compensation compared to the Company’s peer group conducted by Willis Towers Watson, a compensation consultant engaged by the Compensation Committee.

The Compensation Committee awarded bonuses for performance for the twelve-month period ended December 31, 2024 in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2024 Bonus
Mihael Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	$947,928

Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	$309,181

Gunther Birznieks	Senior Vice President, Business Development	$309,181

Timothy Williams	Senior Vice President, General Counsel and Secretary	$309,181

Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	$320,040

The Compensation Committee approved 2025 annual base salaries and 2025 bonus target amounts for the twelve-month period ending December 31, 2025 in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2025 Base Salary	2025 Target Bonus
Mihael Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	$965,655	80%

Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	$559,935	45%

Gunther Birznieks	Senior Vice President, Business Development	$559,935	45%

Timothy Williams	Senior Vice President, General Counsel and Secretary	$559,935	45%

Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	$579,600	45%

In addition, the Compensation Committee granted restricted stock unit (“RSU”) awards under the Company’s Amended and Restated 2016 Equity Incentive Plan, as amended, to its named executive officers in the amounts set forth opposite the names of the executive officers listed below. The RSUs for all named executive officers will vest in four equal annual installments beginning on March 1, 2026.

Name	Position	Number of Shares Underlying RSU Award
Mihael Polymeropoulos, M.D.	President, Chief Executive Officer and Chairman of the Board	450,000

Kevin Moran	Senior Vice President, Chief Financial Officer and Treasurer	125,000

Gunther Birznieks	Senior Vice President, Business Development	125,000

Timothy Williams	Senior Vice President, General Counsel and Secretary	125,000

Joakim Wijkstrom	Senior Vice President, Chief Marketing Officer	125,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2025	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary